October 29, 2021

WESTWOOD QUALITY VALUE FUND

TICKER SYMBOL: WHGLX

WESTWOOD QUALITY SMIDCAP FUND

TICKER SYMBOL: WHGMX

WESTWOOD QUALITY SMALLCAP FUND

TICKER SYMBOL: WHGSX

WESTWOOD TOTAL RETURN FUND

TICKER SYMBOL: WLVIX

WESTWOOD INCOME OPPORTUNITY FUND

TICKER SYMBOL: WHGIX

WESTWOOD HIGH INCOME FUND

TICKER SYMBOL: WHGHX

WESTWOOD ALTERNATIVE INCOME FUND

TICKER SYMBOL: WMNIX

INSTITUTIONAL SHARES

Each A Series of Ultimus Managers Trust

Supplement to the Prospectus

dated August 23, 2021

This supplement updates certain information in the Prospectus for the C Class Shares of the Westwood Quality Value Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood High Income Fund, and Westwood Alternative Income Fund (collectively, the “Funds”), each a series of Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or Statement of Additional Information, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus.

The following replaces, in its entirety, the table in the sub-section entitled “Fund Codes” of the section entitled “How to Purchase Fund Shares” on page 86 of the Prospectus:

Fund Name	Ticker Symbol	CUSIP
Westwood Quality Value Fund	WHGLX	90386K100
Westwood Total Return Fund	WLVIX	90386K209
Westwood Quality SMidCap Fund	WHGMX	90386K308
Westwood Quality SmallCap Fund	WHGSX	90386K407
Westwood Income Opportunity Fund	WHGIX	90386K506
Westwood High Income Fund	WHGHX	90386K605
Westwood Alternative Income Fund	WMNIX	90386K704

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).